UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[X]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material under section 240.14a-12

SANUWAVE HEALTH, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 29, 2015

To the Stockholders of SANUWAVE Health, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of SANUWAVE Health, Inc., a Nevada corporation (the “Company”), will be held on July 29, 2015 at 9:00 a.m. (Eastern Time) at the Company’s headquarters at 11475 Great Oaks Way, Alpharetta, Georgia 30022, for the following purpose:

1.

To consider and vote on a proposal to amend our Articles of Incorporation to increase the number of authorized shares of capital stock, par value $0.001 per share, from 155,000,000 to 355,000,000. (“Proposal No. 1”)

The foregoing item of business is more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, $0.001 par value per share (the “Common Stock”), at the close of business on June 10, 2015 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting of Stockholders or any adjournment thereof.

All stockholders are cordially invited to attend the Special Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of the Company’s Common Stock as of the Record Date may attend the Special Meeting in person. When you arrive at the Special Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Special Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Special Meeting of Stockholders. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 29, 2015

The Notice of Special Meeting and Proxy Statement

are available at: http://www.viewproxy.com/SANUWAVE/2015SM

Alpharetta, Georgia	By Order of the Board of Directors,

June 25, 2015	/s/ Kevin A. Richardson II
Kevin A. Richardson II
Chairman of the Board of Directors / CEO

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE.   NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

In this Proxy Statement, SANUWAVE Health, Inc., a Nevada corporation, is referred to as “SANUWAVE,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Special Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our Board of Directors for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at 9:00 a.m. (Eastern Time) on July 29, 2015, at the Company’s headquarters at 11475 Great Oaks Way, Alpharetta, Georgia 30022, and at any adjournment thereof. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock, par value $0.001 per share (“Common Stock”), to be represented at the Special Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about June 29, 2015.

Only stockholders of record as of the close of business on June 10, 2015 (the “Record Date”) of our Common Stock will be entitled to notice of, and to vote at, the Special Meeting. As of June 10, 2015, 63,056,519 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy, however, granting a proxy does not in any way affect a stockholder’s right to attend the Special Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised, or (ii) attending the Special Meeting and voting in person.

Kevin A. Richardson II and Barry J. Jenkins are named as attorneys-in-fact in the proxy. Mr. Richardson is our Chairman of the Board and Co-Chief Executive Officer. Mr. Jenkins is our Chief Financial Officer. Mr. Richardson or Mr. Jenkins will vote all shares represented by properly executed proxies, returned in time to be counted at the Special Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Special Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications.

The stockholders will consider and vote upon a proposal to amend our Articles of Incorporation to increase the number of authorized shares of capital stock by an aggregate of 200,000,000 shares, from 155,000,000 shares to 355,000,000 shares. If approved, our authorized capital stock will increase from 155,000,000 shares to 355,000,000 shares, of which 350,000,000 shall be classified as common stock and 5,000,000 shall be classified as preferred stock.

Quorum; Voting Procedures and Vote Required

Mr. Richardson and/or Mr. Jenkins will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Special Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting as specified in such proxies.

Vote Required for the Increase of our Authorized Shares (Proposal No. 1). Nevada law and our Bylaws provide that on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation or applicable Nevada law), the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding entitled to vote, in person or by proxy, and voting on the matter, will be required to approve the increase in authorized shares proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted for the purposes of obtaining a quorum for the Special Meeting, and, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote.

Abstentions are counted as “shares present” at the Special Meeting for purposes of determining the presence of a quorum and with respect to any matters being voted upon at the Special Meeting. An abstention will operate to prevent the approval of either proposal to the same extent as a vote against such proposal.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Co-Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 22, 2015, with respect to the beneficial ownership of the Company’s outstanding Common Stock by (i) any holder of more than five percent (5.0%), (ii) each of the Company’s executive officers and directors, and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within sixty (60) days of June 22, 2015. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of June 22, 2015, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

	Number of Shares	Percent of
	Beneficially	Shares
Name of Beneficial Owner (1)	Owned (2)	Outstanding
Barry J. Jenkins (3)	1,055,168	1.7%
Kevin A. Richardson II (4)	12,051,614	18.8%
John F. Nemelka (5)	2,036,347	3.2%
Alan L. Rubino (6)	100,000	0.2%
David N. Nemelka (7)	4,915,000	7.8%
Christopher M. Cashman (8)	3,738,186	5.6%
RA Capital Management, LLC/Peter Kolchinsky (9)	5,019,945	7.5%
RA Capital Healthcare Fund, L.P.(9)	4,216,754	6.3%
Prides Capital Fund I, LP (10)	9,744,351	15.3%
NightWatch Capital Partners II, LP (11)	1,920,847	3.1%
All directors and executive officers as a group (4 persons)	15,243,129	23.4%

(1) Unless otherwise noted, each beneficial owner has the same address as the Company, which is c/o SANUWAVE Health, Inc., 11475 Great Oaks Way, Suite 150, Alpharetta, Georgia 30022.

(2) Applicable percentage ownership is based on 63,056,519 shares of Common Stock outstanding as of June 22, 2015. “Beneficial ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power, or both, and also includes options that are exercisable within sixty (60) days of June 22, 2015. Unless otherwise indicated, all of the listed persons have sole voting and investment power over the shares listed opposite their names. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act.

(3) Includes options to purchase up to 839,426 shares of Common Stock.

(4) Includes options to purchase up to 115,000 shares of Common Stock and warrants to purchase up to 293,947 shares of Common Stock. In addition, this amount includes 9,081,989 shares of Common Stock and warrants to purchase 662,362 shares of Common Stock owned directly by Prides Capital Fund I, L.P. Prides Capital Partners LLC is the general partner of Prides Capital Fund I, L.P. and Mr. Richardson is the controlling shareholder of Prides Capital Partners LLC; therefore, under certain provisions of the Exchange Act, he may be deemed to be the beneficial owner of such securities. Mr. Richardson has also been deputized by Prides Capital Partners LLC to serve on the board of directors of the Company. Mr. Richardson disclaims beneficial ownership of all such securities except to the extent of any indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act) therein.

(5) Includes options to purchase up to 115,000 shares of Common Stock. In addition, this amount includes 1,904,145 shares of Common Stock and warrants to purchase 16,702 shares of Common Stock owned directly by NightWatch Capital Partners II, L.P. NightWatch Capital Management, LLC, is the general partner of NightWatch Capital Partners II, L.P. and Mr. John Nemelka is the controlling shareholder of NightWatch Capital Management LLC; therefore, under certain provisions of the Exchange Act, he may be deemed to be the beneficial owner of such securities. Mr. John Nemelka has also been deputized by NightWatch Capital Management LLC to serve on the board of directors of the Company. Mr. John Nemelka disclaims beneficial ownership of all such securities except to the extent of any indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act) therein.

(6) Consists of options to purchase up to 100,000 shares of Common Stock.

(7) Based solely on information contained in filings on Schedule 13D, as amended, and on Form 4's, made with the SEC by the reporting person. Includes warrants to purchase up to 310,000 shares of Common Stock. The principal address of David Nemelka is 732 N. Main Street, Springville, UT 84663.

(8) Based on records of the Company, includes options to purchase up to 3,738,186 shares of Common Stock. Mr. Cashman resigned as President, Chief Executive Officer, and as a director of the Company effective November 7, 2012.

(9) Based solely on information contained in filings on Schedule 13G made with the SEC by the reporting persons and on records of the Company. Shares reported herein for RA Capital Management, LLC, Peter Kolchinsky and RA Capital Healthcare Fund, L.P. (collectively the “Reporting Persons”) represent shares of Common Stock the Reporting Persons have the right to acquire through the exercise of warrants beneficially owned as set forth below. In the aggregate, the Reporting Persons own 21,250,000 warrant shares (21,250,000 Series A Warrants). The warrants may not be converted such that the number of shares of Common Stock held by the Reporting Persons and their affiliates after such conversion exceeds 9.99% of the outstanding shares of Common Stock of the Company. Shares reported herein for RA Capital Healthcare Fund, L.P. represent 4,216,754 shares of Common Stock issuable upon the conversion of certain warrants held of record by the fund. Shares reported herein for RA Capital Management, LLC represent (a) the above-referenced shares of Common Stock issuable upon the conversion of certain warrants as reported for RA Capital Healthcare Fund, L.P. for which RA Capital Management, LLC serves as the sole general partner, and (b) 803,191 shares of shares of Common Stock issuable upon the conversion of certain warrants held in a separately managed account for Blackwell Partners, LLC for which RA Capital Management, LLC serves as investment adviser. Shares reported herein for Peter Kolchinsky represent the above-referenced shares of Common Stock issuable upon the exercise of certain warrants reported for RA Capital Management, LLC for which Mr. Kolchinsky serves as the manager. Each of the Reporting Persons disclaims beneficial ownership of the shares reported herein except to the extent of its or his pecuniary interest therein. The principal business office of the Reporting Persons is c/o RA Capital Management, LLC, 20 Park Plaza, Suite 1200, Boston, MA 02116.

(10) Based on records of the Company, includes warrants to purchase 662,362 shares of Common Stock. The principal business address of Prides Capital Fund, I, LP is 100 Cummings Center, Suite 324C, Beverly, MA 01915. Kevin A. Richardson II, has voting and dispositive power over the securities. See footnote (4).

(11) Based on records of the Company, includes warrants to purchase 16,702 shares of Common Stock. The principal business address of NightWatch Capital Partners II, LP is 5314 River Run Drive, Suite 350, Provo, UT 84604. John F. Nemelka has voting and dispositive power over the securities. See footnote (5).

APPROVAL OF INCREASE OF AUTHORIZED SHARES OF CAPITAL STOCK

(PROPOSAL NO. 1)

APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 155,000,000 TO 355,000,000 SHARES, OF WHICH 350,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK AND 5,000,000 SHARES SHALL BE CLASSIFIED AS PREFERRED STOCK.

Proposal No. 1 seeks your approval of an amendment to our Articles of Incorporation, which we refer to as the “Articles Amendment,” to increase the number of authorized shares of capital stock that we may issue from 155,000,000 to 355,000,000. The proposed Articles Amendment to be filed with the Secretary of the State of Nevada, substantially in the form of Exhibit A hereto, will be filed as soon as practicable following the Special Meeting, should the proposal be approved.

Increase in Authorized Shares of Capital Stock

We believe that an increase in the number of our authorized capital stock is prudent in order to assure that a sufficient number of shares of our capital stock is available for issuance in the future if our Board of Directors deems it to be in the best interests of our stockholders and the Company. Our Board of Directors has determined that a total of 355,000,000 shares of capital stock is a reasonable estimate of what might be required in this regard for the foreseeable future to (i) issue capital stock in acquisitions or strategic transactions and other proper corporate purpose that may be identified by our Board of Directors in the future; (ii) issue common stock to augment our capital and increase the ownership of our capital stock; (iii) satisfy obligations under our outstanding warrants, and (iv) provide incentives through the grant of stock options to employees, directors, officers, and advisors important to our business under our stock option plan. Immediately following this increase, the Company will have approximately 286,943,481 shares of Common Stock authorized but unissued and available for issuance and 4,993,825 shares of undesignated preferred stock authorized but unissued and available for issuance.

The remaining authorized but unissued shares of capital stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including those noted above. Our Board of Directors will be able to authorize the issuance of shares for the foregoing purposes and other transactions without the necessity, and related costs and delays of either calling a special stockholders’ meeting or waiting for the annual meeting of stockholders in order to increase the authorized capital. If in a particular transaction required stockholder approval by law or was otherwise deemed advisable by the Board of Directors, then the matter would be referred to the stockholders for their approval, even if we might have the requisite number of voting shares to consummate the transaction. The additional shares of Common Stock to be authorized by the Articles Amendment will have rights identical to the currently outstanding Common Stock, including the right to cast one vote per share of Common Stock. Adoption of the Articles Amendment and issuance of the additional Common Stock authorized thereby will not affect the rights of the holders of our currently outstanding Common Stock, except for effects incidental to increasing the number of outstanding shares of our Common Stock, as discussed above.

Potential Anti-Takeover Effect of the Proposed Articles Amendment

The Articles Amendment relating to the increase in the number of authorized shares of our capital stock is not intended to have any anti-takeover effect. However, our stockholders should note that the availability of additional authorized and unissued shares of Common Stock could make any attempt to gain control of the Company or the Board of Directors more difficult or time-consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board of Directors currently has no intention of doing so, shares of stock could be issued by the Board of Directors to dilute the percentage of stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us. The issuance of preferred stock with voting and conversion rights by our Board of Directors may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others.

Our Board of Directors did not propose this Articles Amendment for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control. We are not aware of any specific effort to accumulate our Common Stock or obtain control of us by means of a merger, tender offer, solicitation or otherwise. We have no present intention to use the increased number of authorized shares of stock for anti-takeover purposes.

Potential Future Dilution

If Proposal No. 1 is approved, the additional authorized shares of Common Stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as our Board of Directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations.

The additional shares of Common Stock to be authorized by adoption of the proposed amendment to our Articles of Incorporation would have rights identical to our currently outstanding Common Stock. The authorized share increase will not change the number of shares of stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our Common Stock. However, to the extent that the additional authorized shares are issued in the future, they may dilute the percentage equity ownership of existing shareholders and, depending on the price at which they are issued, may also dilute earnings and book value on a per share basis. The Company’s shareholders have no preemptive rights to subscribe for additional shares of Common Stock when issued, which means that current shareholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of the Company’s Common Stock.

Appraisal Rights

Dissenting stockholders do not have appraisal rights under Nevada state law or under the Company’s Articles of Incorporation or Bylaws in connection with the increase of the authorized capital stock.

Effectiveness of Articles Amendment

The Articles Amendment will become effective once it is approved at the special meeting and filed with the Secretary of State of Nevada. Upon filing the Articles Amendment with the Secretary of State of Nevada, our authorized shares of capital stock will increase from 155,000,000 to 355,000,000.

Required Vote

The approval of the Amendment authorizing the increase of our authorized capital stock will require the affirmative vote of the holders of a majority of the Company’s outstanding shares of Common Stock entitled to vote, in person or by proxy, provided a quorum is present.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 155,000,000 TO 355,000,000 SHARES.

Interest of Certain Persons in Matters to be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Special Meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, any stockholder who desires to include a proposal in the proxy statement for the next annual meeting of stockholders of the Company must deliver the proposal to our principal executive office a reasonable time before the Company begins to print and send its proxy materials for the meeting. Any stockholder proposal submitted outside the processes of Rule 14a-8 and our Bylaws will be considered untimely if not delivered to our principal executive office a reasonable time before the Company begins to send its proxy materials for the meeting.

Notice of intention to present a proposal at the next annual meeting of stockholders should be addressed to the Secretary, SANUWAVE Health, Inc., 11475 Great Oaks Way, Suite 150, Alpharetta, Georgia 30022. We reserve the right to vote against, reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain stockholders, we are sending only one copy of this proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing and you would like to have additional copies of this proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Company by mail to Secretary, SANUWAVE Health, Inc., 11475 Great Oaks Way, Suite 150, Alpharetta, Georgia 30022 or phone by calling (678) 581-6843. We will promptly send additional copies of the proxy statement upon receipt of such request.  You may also contact us if you received multiple copies of proxy materials and would prefer to receive a single copy in the future.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing our Common Stock at two different brokerage firms, your household will receive two copies of our Special Meeting materials—one from each brokerage firm.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Special Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”). These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws. You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kevin A. Richardson II
Name: Kevin A. Richardson II
Title: Chairman of the Board and Co-CEO

Alpharetta, Georgia

June 25, 2015

Please mark your votes like this ☒

The Board of Directors Recommends a Vote "FOR" Proposals.

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| Proposal 1 - To approve a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's capital stock from 155,000,000 to 355,000,000. | ☐ | ☐ | ☐ |

To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

I plan on attending the meeting ☐

Date: ______________________

______________________
Signature

______________________
Signature (if held jointly)

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

**CONTROL NUMBER**

To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

______________________

▲FOLD AND DETACH HERE AND READ THE REVERSE SIDE▲

As a stockholder of SANUWAVE Health, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on July 28, 2015.

**CONTROL NUMBER**

# PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

**INTERNET**

**Vote Your Proxy on the Internet:**

**Go to www.cesvote.com**

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**TELEPHONE**

**Vote Your Proxy by Phone:**

**Call 1 (888) 693-8683**

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

**MAIL**

**Vote Your Proxy by Mail:**

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

EXHIBIT INDEX

Exhibit	Description

Exhibit A	Certificate of Amendment to the Articles of Incorporation

Exhibit A

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

SANUWAVE HEALTH, INC.

The undersigned, pursuant to Section 78.390 of the General Corporation Law of Nevada, certifies, on behalf of SANUWAVE Health, Inc., a Nevada corporation (the “Corporation”), as follows:

1.     The Articles of Incorporation of the Corporation are hereby amended in the following fashion:

(A) By deleting the text of the third paragraph thereof referring to the number of shares with par value in its entirety and by adding, in lieu thereof, the following text:

“Number of shares with par value - 355,000,000.”

2.     The Board of Directors of the Corporation adopted resolutions proposing that the amendment be approved by the shareholders of the Corporation, and such amendment was approved by the holders of a majority of the issued and outstanding shares of the Corporation’s capital stock entitled to vote on such amendment by written consent executed and delivered to the Corporation in accordance with the provisions of Section 78.320 of the General Corporation Law of Nevada.

3.     This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 78.390 of the General Corporation Law of Nevada.

IN WITNESS WHEREOF, the undersigned, a duly authorized representative of the Corporation, has executed this Certificate of Amendment as of _____, 2015.

SANUWAVE Health, Inc. By: ___________________________________